DODGE & COX FUNDS®

May 1, 2012

(as revised August 8, 2012)

Prospectus

Stock Fund (DODGX)

ESTABLISHED 1965

Global Stock Fund (DODWX)

ESTABLISHED 2008

International Stock Fund (DODFX)

ESTABLISHED 2001

Balanced Fund (DODBX)

ESTABLISHED 1931

Income Fund (DODIX)

ESTABLISHED 1989

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

05/12 PR       Printed on recycled paper

Fund Summaries
1	Dodge & Cox Stock Fund
4	Dodge & Cox Global Stock Fund
7	Dodge & Cox International Stock Fund
10	Dodge & Cox Balanced Fund
14	Dodge & Cox Income Fund
17	Other Important Information About Fund Shares
18	Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings
22	Investment Restrictions
23	Investment Risks
24	Disclosure of Portfolio Holdings
24	Additional Information on Investments
28	How to Purchase Shares
30	How to Redeem or Exchange Shares
33	Transactions Through Financial Intermediaries
34	Excessive Trading Limitations
35	Other Transaction Information
36	Pricing of Shares
37	Income Dividends and Capital Gain Distributions
37	Federal Income Taxes
38	Fund Organization and Management
39	Investment Committees
43	Portfolio Transactions
43	Expenses
43	Custodian and Transfer Agent
44	Investment Information and Shareholder Services
45	Financial Highlights
48	Trustees

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of your investment.

DODGE & COX STOCK FUND

INVESTMENT OBJECTIVES

The Fund seeks long-term growth of principal and income. A secondary objective is to achieve a reasonable current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.50%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	.02%

Total Annual Fund Operating Expenses	.52%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

■	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
■	Your investment has a 5% return each year; and
■	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of common stocks. Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks, including depositary receipts evidencing ownership of common stocks. The Fund may also purchase other types of securities, for example, preferred stocks, and debt securities which are convertible into common stock. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers traded in the United States that are not in the S&P 500.

In selecting investments, the Fund invests primarily in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund invests primarily in medium-to-large well established companies based on standards of the applicable market.

PRINCIPAL RISKS OF INVESTING

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

DODGE & COX FUNDS ■ PAGE 1

■	Issuer risk. Securities held by the Fund may decline in value because of changes in the financial condition of, or other events affecting, the issuers of these securities.
■

Management risk. Dodge & Cox’s opinion about the intrinsic worth of a company or security may be incorrect, Dodge & Cox may not make timely purchases or sales of securities for the Fund, the Fund’s investment objectives may not be achieved, and the market may continue to undervalue the Fund’s securities.

■	Equity risk. Equity securities generally have greater price volatility than fixed income securities.
■	Market risk. Stock prices may decline over short or extended periods due to general market conditions.
■	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.
■

Non-U.S. issuer risk. Non-U.S. securities (including ADRs) may decline in value because of political, economic, or market instability; the absence of accurate information about the companies; risks of internal and external conflicts; or unfavorable government actions, including expropriation and nationalization. Non-U.S. securities are sometimes less liquid, more volatile, and harder to value than securities of U.S. issuers. Lack of uniform accounting, auditing, and financial reporting standards, with less governmental regulation and oversight than U.S. companies, may increase risk. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to investments. These risks may be higher when investing in emerging markets companies. Certain of these risks may also apply to securities of U.S. companies with significant non-U.S. operations.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns for one, five, and ten years compare to those of a broad measure of market performance.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 23.10% (quarter ended June 30, 2009)

Lowest: –23.33% (quarter ended December 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIODS ENDED 12/31/11

Dodge & Cox Stock Fund	1 Year	5 Years	10 Years
Return before taxes	–4.08%	–4.09%	4.03%
Return after taxes on distributions	–4.33	–4.67	3.37
Return after taxes on distributions and sale of Fund shares	–2.33	–3.39	3.46
S&P 500 Index (reflects no deduction for expenses or taxes)	2.12	–0.25	2.92

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

PAGE 2 ■ DODGE & COX FUNDS

FUND MANAGEMENT

Dodge & Cox serves as investment manager to the Stock Fund. The Fund is managed by Dodge & Cox’s Investment Policy Committee (IPC), which consists of the following nine members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
John A. Gunn	Chairman Emeritus, Director, Portfolio Manager, and member of Global Investment Policy Committee (GIPC) and International Investment Policy Committee (IIPC)	35/40
Kenneth E. Olivier	Chairman, Chief Executive Officer, Director, and Portfolio Manager	27/33
Charles F. Pohl	Co-President, Chief Investment Officer, Director, Director of Credit Research, Portfolio Manager, Investment Analyst, and member of Fixed Income Investment Policy Committee (FIIPC), GIPC, and IIPC	20/28
C. Bryan Cameron	Senior Vice President, Director of Research, Portfolio Manager, Investment Analyst, and member of IIPC	20/29
Diana S. Strandberg	Senior Vice President, Director of International Equity, Director, Portfolio Manager, Investment Analyst, and member of GIPC and IIPC	7/24
David C. Hoeft	Senior Vice President, Associate Director of Research, Director, Portfolio Manager, and Investment Analyst	10/19
Gregory R. Serrurier	Senior Vice President, Portfolio Manager, and member of IIPC	16/28
Wendell W. Birkhofer	Vice President and Portfolio Manager	10/25
Steven C. Voorhis	Vice President, Portfolio Manager, Investment Analyst, and member of GIPC	6/16

OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 17 of this prospectus.

DODGE & COX FUNDS ■ PAGE 3

DODGE & COX GLOBAL STOCK FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of principal and income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.60%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	.06%

Total Annual Fund Operating Expenses	.66%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

■	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
■	Your investment has a 5% return each year; and
■	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$67	$211	$368	$822

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities issued by companies from at least three different countries, including emerging markets. The Fund is not required to allocate its investments in set percentages in particular countries. Under normal circumstances, the Fund will invest at least 40% of its total assets in securities of non-U.S. companies and will invest at least 80% of its total assets in common stocks, preferred stocks, certain securities convertible into common stocks, and securities that carry the right to buy common stocks, including American, European, and Global Depositary Receipts.

The Fund invests primarily in medium-to-large well established companies based on standards of the applicable market. In selecting investments, the Fund invests primarily in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund also focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund also considers the economic and political stability of a country and the protections provided to foreign shareholders.

The Fund may enter into forward currency contracts or currency futures contracts to hedge foreign currency exposure.

PRINCIPAL RISKS OF INVESTING

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

PAGE 4 ■ DODGE & COX FUNDS

■	Issuer risk. Securities held by the Fund may decline in value because of changes in the financial condition of, or other events affecting, the issuers of these securities.
■

Management risk. Dodge & Cox’s opinion about the intrinsic worth of a company or security may be incorrect, Dodge & Cox may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, and the market may continue to undervalue the Fund’s securities.

■	Equity risk. Equity securities generally have greater price volatility than fixed income securities.
■	Market risk. Stock prices may decline over short or extended periods due to general market conditions.
■	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.
■

Non-U.S. investment risk. Non-U.S. stock markets may decline due to conditions unique to an individual country, including unfavorable economic conditions relative to the United States. There may be increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities.

■

Non-U.S. currency risk. Foreign currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in those currencies. Dodge & Cox may not hedge or may not be successful in hedging the Fund’s currency exposure. The Fund also bears transaction charges for currency exchange.

■

Non-U.S. issuer risk. Non-U.S. securities may decline in value because of political, economic, or market instability; the absence of accurate information about the companies; risks of internal and external conflicts; or unfavorable government actions, including expropriation and nationalization. Non-U.S. securities are sometimes less liquid, more volatile, and harder to value than securities of U.S. issuers. Lack of uniform accounting, auditing, and financial reporting standards, with less governmental regulation and oversight than U.S. companies, may increase risk. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to investments. These risks may be higher when investing in emerging markets. Certain of these risks may also apply to securities of U.S. companies with significant non-U.S. operations.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the Fund’s returns for 2009, 2010, and 2011. The table shows how the Fund’s average annual total returns for one year and since inception compare to that of a broad measure of market performance.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 33.48% (quarter ended June 30, 2009)

Lowest: –20.56% (quarter ended September 30, 2011)

DODGE & COX FUNDS ■ PAGE 5

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/11

Dodge & Cox Global Stock Fund	1 Year	Since Inception (5/1/2008)
Return before taxes	–11.39%	–5.68%
Return after taxes on distributions	–11.57	–5.77
Return after taxes on distributions and sale of Fund shares	–6.78	–4.67
MSCI World Index (Net)* (reflects no deduction for expenses or taxes)	–5.55	–4.33

*	MSCI Index (Net) returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Withholding rates applicable to the Fund may be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

FUND MANAGEMENT

Dodge & Cox serves as investment manager to the Global Stock Fund. The Fund is managed by Dodge & Cox’s Global Investment Policy Committee (GIPC), which consists of the following seven members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
John A. Gunn	Chairman Emeritus, Director, Portfolio Manager, and member of Investment Policy Committee (IPC) and International Investment Policy Committee (IIPC)	4/40
Charles F. Pohl	Co-President, Chief Investment Officer, Director, Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, IIPC, and Fixed Income Investment Policy Committee (FIIPC)	4/28
Diana S. Strandberg	Senior Vice President, Director of International Equity, Director, Portfolio Manager, Investment Analyst, and member of IPC and IIPC	4/24
Steven C. Voorhis	Vice President, Portfolio Manager, Investment Analyst, and member of IPC	4/16
Karol Marcin	Vice President, Portfolio Manager, and Investment Analyst	4/12
Lily S. Beischer	Vice President, Portfolio Manager, and Investment Analyst	4/11
Roger G. Kuo	Vice President, Portfolio Manager, Investment Analyst, and member of IIPC	2/14

OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 17 of this prospectus.

PAGE 6 ■ DODGE & COX FUNDS

DODGE & COX INTERNATIONAL STOCK FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of principal and income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.60%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	.04%

Total Annual Fund Operating Expenses	.64%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

■	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
■	Your investment has a 5% return each year; and
■	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities issued by non-U.S. companies from at least three different countries, including emerging markets. Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks of non-U.S. companies.

The Fund invests primarily in medium-to-large well established companies based on standards of the applicable market. In selecting investments, the Fund invests primarily in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund also focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund also considers the economic and political stability of a country and the protections provided to foreign shareholders.

The Fund may enter into forward currency contracts or currency futures contracts to hedge foreign currency exposure.

PRINCIPAL RISKS OF INVESTING

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to

DODGE & COX FUNDS ■ PAGE 7

fluctuate within a wide range. The Fund’s performance could be hurt by:

■	Issuer risk. Securities held by the Fund may decline in value because of changes in the financial condition of, or other events affecting, the issuers of these securities.
■

Management risk. Dodge & Cox’s opinion about the intrinsic worth of a company or security may be incorrect, Dodge & Cox may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, and the market may continue to undervalue the Fund’s securities.

■	Equity risk. Equity securities generally have greater price volatility than fixed income securities.
■	Market risk. Stock prices may decline over short or extended periods due to general market conditions.
■	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.
■

Non-U.S. investment risk. Non-U.S. stock markets may decline due to conditions unique to an individual country, including unfavorable economic conditions relative to the United States. There may be increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities.

■

Non-U.S. currency risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in those currencies. Dodge & Cox may not hedge or may not be successful in hedging the Fund’s currency exposure. The Fund also bears transaction charges for currency exchange.

■

Non-U.S. issuer risk. Non-U.S. securities may decline in value because of political, economic, or market instability; the absence of accurate information about the companies; risks of internal and external conflicts; or unfavorable government actions, including expropriation and nationalization. Non-U.S. securities are sometimes less liquid, more volatile, and harder to value than securities of U.S. issuers. Lack of uniform accounting, auditing, and financial reporting standards, with less governmental regulation and oversight than U.S. companies, may increase risk. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to investments. These risks may be higher when investing in emerging markets. Certain of these risks may also apply to securities of U.S. companies with significant non-U.S. operations.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns for one, five, and ten years compare to that of a broad measure of market performance.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 33.37% (quarter ended June 30, 2009)

Lowest: –26.06% (quarter ended December 31, 2008)

PAGE 8 ■ DODGE & COX FUNDS

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/11

Dodge & Cox International Stock Fund	1 Year	5 Years	10 Years
Return before taxes	–15.97%	–3.45%	7.99%
Return after taxes on distributions	–16.07	–3.88	7.64
Return after taxes on distributions and sale of Fund shares	–9.74	–2.75	7.20
MSCI EAFE (Europe, Australasia, Far East) Index (Net)* (reflects no deduction for expenses or taxes)	–12.13	–4.72	4.67

*	MSCI Index (Net) returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Withholding rates applicable to the Fund may be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

FUND MANAGEMENT

Dodge & Cox serves as investment manager to the International Stock Fund. The Fund is managed by Dodge & Cox’s International Investment Policy Committee (IIPC), which consists of the following nine members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
John A. Gunn	Chairman Emeritus, Director, Portfolio Manager, and member of Investment Policy Committee (IPC) and Global Investment Policy Committee (GIPC)	11/40
Charles F. Pohl	Co-President, Chief Investment Officer, Director, Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC, and Fixed Income Investment Policy Committee (FIIPC)	5/28
Diana S. Strandberg	Senior Vice President, Director of International Equity, Director, Portfolio Manager, Investment Analyst, and member of IPC and GIPC	11/24
C. Bryan Cameron	Senior Vice President, Director of Research, Portfolio Manager, Investment Analyst, and member of IPC	11/29
Gregory R. Serrurier	Senior Vice President, Portfolio Manager, and member of IPC	11/28
Mario C. DiPrisco	Vice President, Portfolio Manager, and Investment Analyst	8/14
Roger G. Kuo	Vice President, Portfolio Manager, Investment Analyst, and member of GIPC	6/14
Keiko Horkan	Vice President, Portfolio Manager, and Investment Analyst	5/12
Richard T. Callister	Vice President, Portfolio Manager, and Investment Analyst	*/10

*	Mr. Callister was appointed to the IIPC effective March 30, 2012.

OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 17 of this prospectus.

DODGE & COX FUNDS ■ PAGE 9

DODGE & COX BALANCED FUND

INVESTMENT OBJECTIVES

The Fund seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.50%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	.03%

Total Annual Fund Operating Expenses	.53%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

■	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
■	Your investment has a 5% return each year; and
■	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of common stocks, preferred stocks, and fixed income securities. In selecting equity investments, the Fund primarily invests in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market and have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund’s equity investments are primarily in medium-to-large well established companies based on standards of the applicable market.

Fixed income investments primarily include investment-grade (top four credit ratings) securities such as U.S. government obligations, mortgage and asset-backed securities, corporate and municipal bonds, collateralized mortgage obligations (CMOs), and other fixed income securities. To a lesser extent, the Fund may also invest in below investment-grade fixed income securities, commonly referred to as high-yield or “junk” bonds, if they have a minimum rating of B by Moody’s, Fitch, or S&P, or are equivalently rated by any NRSRO. The Fund may also invest in interest rate derivatives such as U.S. Treasury futures in keeping with the Fund’s objective.

The proportions held in the various fixed income securities will be revised in light of Dodge & Cox’s appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers, and other factors. In selecting fixed income securities, Dodge & Cox considers many factors, including yield-to-maturity, quality, liquidity, call risk, current yield, and capital appreciation potential.

PAGE 10 ■ DODGE & COX FUNDS

While the mix of equity and fixed income securities will vary depending on Dodge & Cox’s outlook on the markets, under normal circumstances no more than 75% (and no less than 25%) of total assets will be invested in equity securities.

PRINCIPAL RISKS OF INVESTING

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

■	Issuer risk. Securities held by the Fund may decline in value because of changes in the financial condition of, or other events affecting, the issuers of these securities.
■

Management risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, Dodge & Cox may not make timely purchases or sales of securities for the Fund, the Fund’s investment objectives may not be achieved, and the market may continue to undervalue the Fund’s securities.

■	Equity risk. Equity securities generally have greater price volatility than fixed income securities.
■	Market risk. Stock prices may decline over short or extended periods due to general market conditions.
■

Non-U.S. issuer risk. Non-U.S. securities (including ADRs) may decline in value because of political, economic, or market instability; the absence of accurate information about the companies; risks of internal and external conflicts; or unfavorable government actions, including expropriation and nationalization. Non-U.S. securities are sometimes less liquid, more volatile, and harder to value than securities of U.S. issuers. Lack of uniform accounting, auditing, and financial reporting standards, with less governmental regulation and oversight than U.S. companies, may increase risk. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to investments. These risks may be higher when investing in emerging markets companies. Certain of these risks may also apply to securities of U.S. companies with significant non-U.S. operations.

■

Interest rate risk. Fixed income security prices may decline due to rising interest rates. Fixed income securities with longer maturities are generally subject to potentially greater price volatility than obligations with shorter maturities.

■	Credit risk. A security’s price may decline due to deterioration in the issuer’s financial condition, or the issuer may fail to repay interest and/or principal in a timely manner.
■

Call risk. During periods of falling interest rates, issuers of callable bonds may repay securities with higher interest rates before maturity. This could cause the Fund to lose potential price appreciation and reinvest the proceeds at lower interest rates.

■

Derivatives risk. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to potential changes in value in response to interest rate changes or other market developments, a change in a counterparty’s credit quality, or the risk that a derivative transaction may not have the effect Dodge & Cox anticipated. Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions may be highly volatile and can create investment leverage, which could cause the Fund to lose more than the amount of assets initially contributed to the transaction. There is also the risk that the Fund may be unable to close out a derivative position at an advantageous time or price.

■	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.
■

Mortgage and asset-backed securities risk. Early repayment of principal (e.g., prepayment of principal due to sale of the underlying property, refinancing, or foreclosure) of mortgage-related securities (or other callable securities) exposes the Fund to a potential loss on any premium to face value paid and to a lower rate of return upon reinvestment of principal. In addition, changes in the rate of prepayment also affect the price and price volatility of a mortgage-related security. Securities issued by certain U.S. government sponsored

DODGE & COX FUNDS ■ PAGE 11

enterprises (GSEs) (such as Fannie Mae, Freddie Mac, the Federal Home Loan Banks, and the Federal Farm Credit Banks) are not issued or guaranteed by the U.S. Treasury. In the event that these GSEs cannot meet their obligations, there can be no assurance that the U.S. government will continue to provide support, and the Fund’s performance could be adversely impacted.

The Fund’s balance between stocks and fixed income securities could limit its potential for capital appreciation relative to an all-stock fund or contribute to greater volatility relative to an all-bond fund.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns for one, five, and ten years compare with different broad measures of market performance.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 18.94% (quarter ended June 30, 2009)

Lowest: –16.37% (quarter ended December 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/11

Dodge & Cox Balanced Fund	1 Year	5 Years	10 Years
Return before taxes	–1.66%	–0.86%	4.75%
Return after taxes on distributions	–2.14	–1.72	3.74
Return after taxes on distributions and sale of Fund shares	–0.75	–0.97	3.76
S&P 500 Index (reflects no deduction for expenses or taxes)	2.12	–0.25	2.92
Barclays Capital Aggregate Bond Index (reflects no deduction for expenses or taxes)	7.86	6.51	5.78
Combined Index* (60% S&P 500 & 40% BCAG) (reflects no deduction for expenses or taxes)	4.70	2.85	4.40

*	The Combined Index is a composite blend of 60% of the S&P 500 Index and 40% of the Barclays Capital Aggregate Bond Index and represents a broad measure of the U.S. stock and bond markets, including market sectors in which the fund may invest.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

PAGE 12 ■ DODGE & COX FUNDS

FUND MANAGEMENT

Dodge & Cox serves as investment manager to the Balanced Fund. The stock portion of the Balanced Fund is managed by Dodge & Cox’s Investment Policy Committee (IPC), which is also responsible for determining the asset allocation of the Balanced Fund. The fixed income portion of the Balanced Fund is managed by Dodge & Cox’s Fixed Income Investment Policy Committee (FIIPC). IPC consists of the following nine members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
John A. Gunn	Chairman Emeritus, Director, Portfolio Manager, and member of Global Investment Policy Committee (GIPC) and International Investment Policy Committee (IIPC)	35/40
Kenneth E. Olivier	Chairman, Chief Executive Officer, Director, and Portfolio Manager	27/33
Charles F. Pohl	Co-President, Chief Investment Officer, Director, Director of Credit Research, Portfolio Manager, Investment Analyst, and member of FIIPC, GIPC, and IIPC	20/28
C. Bryan Cameron	Senior Vice President, Director of Research, Portfolio Manager, Investment Analyst, and member of IIPC	20/29
Diana S. Strandberg	Senior Vice President, Director of International Equity, Director, Portfolio Manager, Investment Analyst, and member of GIPC and IIPC	7/24
David C. Hoeft	Senior Vice President, Associate Director of Research, Director, Portfolio Manager, and Investment Analyst	10/19
Gregory R. Serrurier	Senior Vice President, Portfolio Manager, and member of IIPC	16/28
Wendell W. Birkhofer	Vice President and Portfolio Manager	10/25
Steven C. Voorhis	Vice President, Portfolio Manager, Investment Analyst, and member of GIPC	6/16

FIIPC consists of the following ten members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Dana M. Emery	Co-President, Director of Fixed Income, Director, and Portfolio Manager	26/29
Charles F. Pohl	Co-President, Chief Investment Officer, Director, Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC, and IIPC	19/28
Thomas S. Dugan	Senior Vice President, Associate Director of Fixed Income, Director, Portfolio Manager, and Investment Analyst	18/18
Robert B. Thompson	Vice President and Portfolio Manager	20/20
Kent E. Radspinner	Vice President, Portfolio Manager, and Investment Analyst	16/16
Larissa K. Roesch	Vice President, Portfolio Manager, and Investment Analyst	14/15
James H. Dignan	Vice President, Portfolio Manager, and Investment Analyst	10/13
Anthony J. Brekke	Vice President, Portfolio Manager, and Investment Analyst	4/9
Adam S. Rubinson	Vice President, Portfolio Manager, and Investment Analyst	2/10
Lucinda I. Johns	Vice President, Portfolio Manager, and Investment Analyst	*/8

*	Ms. Johns was appointed to the FIIPC effective March 30, 2012.

OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 17 of this prospectus.

DODGE & COX FUNDS ■ PAGE 13

DODGE & COX INCOME FUND

INVESTMENT OBJECTIVES

The Fund seeks a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.40%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	.03%

Total Annual Fund Operating Expenses	.43%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

■	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
■	Your investment has a 5% return each year; and
■	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$44	$138	$241	$542

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of high-quality bonds and other fixed income securities. At least 65% of the Fund’s total assets will be invested in fixed income securities rated A or better by either Standard & Poor’s Ratings Group (S&P), Fitch Ratings (Fitch), or Moody’s Investors Service (Moody’s), or equivalently rated by any other nationally recognized statistical rating organization (NRSRO). These securities may include U.S. government obligations, mortgage and asset-backed securities, corporate and municipal bonds, collateralized mortgage obligations (CMOs), and other fixed income securities. Up to 20% of the Fund’s total assets may be invested in below investment-grade fixed income securities, commonly referred to as high-yield or “junk” bonds, if they have a minimum rating of B by Moody’s, Fitch, or S&P, are equivalently rated by any NRSRO, or, if unrated, are deemed to be of similar quality by Dodge & Cox. The Fund may also invest in interest rate derivatives such as U.S. Treasury futures in keeping with the Fund’s objective.

The proportions held in the various fixed income securities will be revised in light of Dodge & Cox’s appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers, and other factors. In selecting securities, Dodge & Cox considers many factors, including yield-to-maturity, quality, liquidity, call risk, current yield, and capital appreciation potential.

PRINCIPAL RISKS OF INVESTING

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate. The Fund’s performance could be hurt by:

■	Issuer risk. Securities held by the Fund may decline in value because of changes in the financial condition of, or other events affecting, the issuers of these securities.
■	Management risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or

PAGE 14 ■ DODGE & COX FUNDS

security may be incorrect, Dodge & Cox may not make timely purchases or sales of securities for the Fund, the Fund’s investment objectives may not be achieved, and the market may continue to undervalue the Fund’s securities.

■

Interest rate risk. Fixed income security prices may decline due to rising interest rates. Fixed income securities with longer maturities are generally subject to potentially greater price volatility than obligations with shorter maturities.

■	Credit risk. A security’s price may decline due to deterioration in the issuer’s financial condition, or the issuer may fail to repay interest and/or principal in a timely manner.
■

Call risk. During periods of falling interest rates, issuers of callable bonds may repay securities with higher interest rates before maturity. This could cause the Fund to lose potential price appreciation and reinvest the proceeds at lower interest rates.

■

Derivatives risk. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to potential changes in value in response to interest rate changes or other market developments, a change in a counterparty’s credit quality, or the risk that a derivative transaction may not have the effect Dodge & Cox anticipated. Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions may be highly volatile and can create investment leverage, which could cause the Fund to lose more than the amount of assets initially contributed to the transaction. There is also the risk that the Fund may be unable to close out a derivative position at an advantageous time or price.

■	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.
■

Mortgage and asset-backed securities risk. Early repayment of principal (e.g., prepayment of principal due to sale of the underlying property, refinancing, or foreclosure) of mortgage-related securities (or other callable securities) exposes the Fund to a potential loss on any premium to face value paid and to a lower rate of return upon reinvestment of principal. In addition, changes in the rate of prepayment also affect the price and price volatility of a mortgage-related security. Securities issued by certain U.S. government sponsored enterprises (GSEs) (such as Fannie Mae, Freddie Mac, the Federal Home Loan Banks, and the Federal Farm Credit Banks) are not issued or guaranteed by the U.S. Treasury. In the event that these GSEs cannot meet their obligations, there can be no assurance that the U.S. government will continue to provide support, and the Fund’s performance could be adversely impacted.

■

Non-U.S. issuer risk. Non-U.S. securities may decline in value because of political, economic, or market instability; the absence of accurate information about the companies; risks of internal and external conflicts; or unfavorable government actions, including expropriation and nationalization. Non-U.S. securities are sometimes less liquid, more volatile, and harder to value than securities of U.S. issuers. Lack of uniform accounting, auditing, and financial reporting standards, with less governmental regulation and oversight than U.S. companies, may increase risk. Some countries also may have different legal systems that may make it difficult for the Fund to exercise creditor rights and pursue legal remedies with respect to investments. These risks may be higher when investing in emerging markets companies. Certain of these risks may also apply to securities of U.S. companies with significant non-U.S. operations.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns for one, five, and ten years compare to those of a broad measure of market performance.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

DODGE & COX FUNDS ■ PAGE 15

Highest/Lowest quarterly results during the time period were:

Highest: 7.48% (quarter ended June 30, 2009)

Lowest: –3.77% (quarter ended September 30, 2008)

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIODS ENDED 12/31/11

Dodge & Cox Income Fund	1 Year	5 Years	10 Years
Return before taxes	4.76%	6.34%	5.91%
Return after taxes on distributions	3.27	4.50	4.11
Return after taxes on distributions and sale of Fund shares	3.08	4.33	3.99
Barclays Capital Aggregate Bond Index (reflects no deduction for expenses or taxes)	7.86	6.51	5.78

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

FUND MANAGEMENT

Dodge & Cox serves as investment manager to the Income Fund. The Fund is managed by Dodge & Cox’s Fixed Income Investment Policy Committee (FIIPC), which consists of the following ten members:

Committee Member	Primary Title with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Dana M. Emery	Co-President, Director of Fixed Income, Director, and Portfolio Manager	23/29
Charles F. Pohl	Co-President, Chief Investment Officer, Director, Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC, and IIPC	19/28
Thomas S. Dugan	Senior Vice President, Associate Director of Fixed Income, Director, Portfolio Manager, and Investment Analyst	18/18
Robert B. Thompson	Vice President and Portfolio Manager	20/20
Kent E. Radspinner	Vice President, Portfolio Manager, and Investment Analyst	16/16
Larissa K. Roesch	Vice President, Portfolio Manager, and Investment Analyst	14/15
James H. Dignan	Vice President, Portfolio Manager, and Investment Analyst	10/13
Anthony J. Brekke	Vice President, Portfolio Manager, and Investment Analyst	4/9
Adam S. Rubinson	Vice President, Portfolio Manager, and Investment Analyst	2/10
Lucinda I. Johns	Vice President, Portfolio Manager, and Investment Analyst	*/8

*	Ms. Johns was appointed to the FIIPC effective March 30, 2012.

OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 17 of this prospectus.

PAGE 16 ■ DODGE & COX FUNDS

SUMMARY OF OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for shares of a Fund is $2,500 ($1,000 for Individual Retirement Accounts (IRAs)) and the minimum subsequent investment is $100, except that the minimum investment requirements may be waived for certain financial intermediaries that use the Fund as part of an asset allocation program.

You may withdraw (redeem) any part of your account by selling shares. The sale price of your shares will be the Fund’s next-determined net asset value after Boston Financial Data Services, Inc. or an authorized agent or sub-agent receives all required documents in good order. You may sell shares by:

■	If a non-IRA, visit the Dodge & Cox Funds’ website at www.dodgeandcox.com and click on “Account Access.” If an IRA, you may download an IRA Distribution Form from the website; or
■	Call Client Services at 800-621-3979 during business hours; or
■

Send a letter of instruction to “Dodge & Cox Funds, c/o Boston Financial Data Services, P.O. Box 8422, Boston, MA 02266-8422” signed by all registered account holders with the Fund name, account number and a dollar amount or number of shares to be sold.

TAX INFORMATION

Each Fund will distribute substantially all of its income and capital gains to its shareholders every year. You will be taxed on dividends you receive from a Fund as ordinary income and/or capital gains unless you hold your Fund shares in a tax-deferred retirement account, such as an IRA, or are otherwise tax exempt.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase a Fund through an employee benefit plan, Dodge & Cox may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Financial Intermediary to make available a Fund over other mutual funds or investments. You should ask your Financial Intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.

DODGE & COX FUNDS ■ PAGE 17

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

This section takes a closer look at the investment objectives, principal investment strategies, and certain risks of investing in the Dodge & Cox Funds (each a “Fund” and, collectively, the “Funds”). This section also provides information regarding the Funds’ disclosure of portfolio holdings.

DODGE & COX STOCK FUND

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The Fund’s primary objective is to provide shareholders with an opportunity for long-term growth of principal and income. A secondary objective is to achieve a reasonable current income. These objectives may not be changed without shareholder approval. Investors should recognize that the market risks inherent in investing in securities cannot be avoided, and there is no assurance that the investment objectives of the Fund will be achieved.

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks. Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks, including depositary receipts evidencing ownership of common stocks. The Fund may also purchase other types of securities, for example, preferred stocks and debt securities which are convertible into common stock (or which, in the opinion of Dodge & Cox, have predominantly common stock investment characteristics). The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers traded in the United States that are not in the S&P 500. Further information about specific investments is provided under Additional Information on Investments.

Moderate reserves in cash or short-term fixed income securities may be held from time to time as Dodge & Cox may deem advisable. For temporary, defensive purposes, the Fund may invest, without limitation, in U.S. dollar-

denominated money market securities. As a result of taking this defensive position, the Fund may not achieve its investment objectives. Nevertheless, the long-term emphasis is to maintain a fully invested equity fund.

Securities selected for the Fund are predominantly those which, in the view of Dodge & Cox, have positive prospects for long-term growth of principal and income not reflected in the current price. Prospective earnings, cash flow, and dividends are considered in making these stock selections. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund’s policies as described above may be changed without shareholder approval; however, these policies will not be changed without 60 days’ prior notice to shareholders.

In an attempt to minimize unforeseen risks in holding the securities of a single issuer, the Fund seeks to provide investment diversification. Although there is no restriction on the number of changes in the Fund’s security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2011, 2010, and 2009 were 16%, 12%, and 18%, respectively.) However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses, some of which may be short-term capital gains taxed as ordinary income (see Federal Income Taxes). It is the general practice of the Fund to invest in securities with ready markets, mainly issues listed on national securities exchanges. In seeking to achieve the objectives of the Fund, Dodge & Cox may lend the Fund’s portfolio securities.

PAGE 18 ■ DODGE & COX FUNDS

DODGE & COX GLOBAL STOCK FUND

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Fund’s objective is to provide shareholders with an opportunity for long-term growth of principal and income. This objective may not be changed without shareholder approval. Investors should recognize that the market risks inherent in investing in securities cannot be avoided, and there is no assurance that the investment objective of the Fund will be achieved.

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities from at least three different countries, including emerging markets. Under normal circumstances, the Fund will invest at least 40% of its total assets in securities of non-U.S. companies.

Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks, preferred stocks, certain securities convertible into common stocks, and securities that carry the right to buy common stocks, including American, European, and Global Depositary Receipts. Further information about specific investments is provided under Additional Information on Investments.

Moderate reserves in cash or short-term fixed income securities may be held from time to time as Dodge & Cox may deem advisable. For temporary, defensive purposes, the Fund may invest, without limitation, in U.S. dollar-denominated money market securities. As a result of taking this defensive position, the Fund may not achieve its investment objective. Nevertheless, the long-term emphasis is to maintain a fully invested equity fund.

Securities selected for the Fund are predominantly those which, in the view of Dodge & Cox, have positive prospects for long-term growth of principal and income not reflected in the current price. Prospective earnings, cash flow, and dividends are considered in making these stock selections. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund’s policies as described above may be changed without shareholder approval; however, these policies will not be changed without 60 days’ prior notice to shareholders.

In an attempt to minimize unforeseen risks in holding the securities of a single issuer, the Fund seeks to provide investment diversification. Although there is no restriction on the number of changes in the Fund’s security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2011, 2010, and 2009 were 19%, 14%, and 20%, respectively.) However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses, some of which may be short-term capital gains taxed as ordinary income (see Federal Income Taxes). It is the general practice of the Fund to invest in non-U.S. securities with ready markets, mainly issues listed on U.S. and foreign national securities exchanges. In seeking to achieve the objectives of the Fund, Dodge & Cox may lend the Fund’s portfolio securities.

DODGE & COX INTERNATIONAL STOCK FUND

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Fund’s objective is to provide shareholders with an opportunity for long-term growth of principal and income. This objective may not be changed without shareholder approval. Investors should recognize that the market risks inherent in investing in securities cannot be avoided, and there is no assurance that the investment objective of the Fund will be achieved.

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities issued by non-U.S. companies from at least three different countries, including emerging markets. Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks, preferred stocks, securities convertible into common stocks, and securities that carry

DODGE & COX FUNDS ■ PAGE 19

the right to buy common stocks of non-U.S. companies. The Fund may invest in American, European, and Global Depositary Receipts of such securities. Further information about specific investments is provided under Additional Information on Investments.

Moderate reserves in cash or short-term fixed income securities may be held from time to time as Dodge & Cox may deem advisable. For temporary, defensive purposes, the Fund may invest, without limitation, in U.S. dollar-denominated money market securities. As a result of taking this defensive position, the Fund may not achieve its investment objective. Nevertheless, the long-term emphasis is to maintain a fully invested equity fund.

Securities selected for the Fund are predominantly those which, in the view of Dodge & Cox, have positive prospects for long-term growth of principal and income not reflected in the current price. Prospective earnings, cash flow, and dividends are considered in making these stock selections. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund’s policies as described above may be changed without shareholder approval; however, these policies will not be changed without 60 days’ prior notice to shareholders.

In an attempt to minimize unforeseen risks in holding the securities of a single issuer, the Fund seeks to provide investment diversification. Although there is no restriction on the number of changes in security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2011, 2010, and 2009 were 16%, 15%, and 21%, respectively.) However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses, some of which may be short-term capital gains taxed as ordinary income (see Federal Income Taxes). It is the general practice of the Fund to invest in securities of non-U.S. companies with ready markets, mainly issues listed on U.S. and foreign national securities exchanges.

In seeking to achieve the objectives of the Fund, Dodge & Cox may lend the Fund’s portfolio securities.

DODGE & COX BALANCED FUND

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The Fund’s objectives are to provide shareholders with regular income, conservation of principal, and an opportunity for long-term growth of principal and income. These objectives may not be changed without shareholder approval. Investors should recognize that the market risks inherent in investing in securities cannot be avoided, and there is no assurance that the investment objectives of the Fund will be achieved. Reasonable appreciation in favorable periods and conservation of principal in adverse times are objectives that require flexibility in managing the assets of the Fund under constantly changing investment conditions. Therefore, the proportions held in common and preferred stocks and fixed income securities are revised by Dodge & Cox when considered advisable in light of Dodge & Cox’s appraisal of business and investment prospects.

While the mix of securities will vary according to Dodge & Cox’s outlook on the markets, under normal circumstances, it is the policy of the Fund to maintain no more than 75% (and no less than 25%) of its total assets in equity securities. Fixed income securities are held for their relative stability of principal and income, as well as for a reserve which can be used to take advantage of investment opportunities. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers traded in the United States (such as ADRs and Yankee bonds) that are not in the S&P 500. Moderate reserves in cash or short-term fixed income securities may be held from time to time as Dodge & Cox may deem advisable. For temporary, defensive purposes, the Fund may invest, without limitation, in U.S. dollar-denominated money market securities. As a result of taking this defensive position, the Fund may not achieve its investment objectives. In seeking to achieve the objectives of the Fund, Dodge & Cox may purchase securities on a when-issued basis and purchase or sell securities for delayed delivery.

PAGE 20 ■ DODGE & COX FUNDS

The Fund may also buy and sell U.S. Treasury futures. Further information about specific investments is provided under Additional Information on Investments.

It is the Fund’s policy to invest the fixed income portion of the Fund primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or GSEs, and investment-grade debt securities rated Baa or higher by Moody’s, BBB or higher by S&P or Fitch, or equivalently rated by any NRSRO. A maximum of 20% of the fixed income portion of the Fund may be invested in debt obligations rated below investment grade, commonly referred to as high-yield or “junk” bonds, if they have a minimum rating of B by Moody’s, S&P, or Fitch, or are equivalently rated by any NRSRO. Unrated debt securities may be purchased if deemed to be of investment grade quality by Dodge & Cox. Securities rated Baa or BBB or below have speculative characteristics. Securities rated B may yield a higher level of current income than higher-quality securities, but generally have less liquidity, greater credit risk, and more price volatility. An explanation of Moody’s, Fitch’s and S&P’s rating categories is included in Appendix A to the SAI.

A substantial portion of the Fund’s assets will be maintained in equity securities which, in the view of Dodge & Cox, have positive prospects for long-term growth of principal and income not reflected in the current price. Prospective earnings, cash flow, and dividends are considered in making these stock selections. The level of security prices and the trend of business activity are considered in determining the total investment position of the Fund in equities at any time. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund’s policies as described above may be changed without shareholder approval; however, these policies will not be changed without 60 days’ prior notice to shareholders.

The proportion of the Fund’s assets held in the various fixed income securities will be revised as appropriate in light of Dodge & Cox’s appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers, and other factors. In making investment decisions,

Dodge & Cox will take many factors into consideration including yield-to-maturity, quality, liquidity, call risk, current yield, and capital appreciation potential.

In an attempt to minimize unforeseen risks in holding the securities of a single issuer, the Fund seeks to provide investment diversification. Although there is no restriction on the number of changes in the Fund’s security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2011, 2010, and 2009 were 19%, 12%, and 19%, respectively.) However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses, some of which may be short-term capital gains taxed as ordinary income (see Federal Income Taxes). It is the general practice of the Fund to invest mainly in equity securities listed on national securities exchanges and securities with ready markets. In seeking to achieve the objectives of the Fund, Dodge & Cox may lend the Fund’s portfolio securities.

DODGE & COX INCOME FUND

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The Fund’s primary objective is to provide shareholders with a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation. These objectives may not be changed without shareholder approval. Investors should recognize that the market risks inherent in investing in securities cannot be avoided, and there is no assurance that the investment objectives of the Fund will be achieved.

The Fund seeks to achieve its objectives by investing in a diversified portfolio of fixed income securities. Under normal circumstances, the Fund will invest at least 80% of its total assets in the following categories: (1) debt obligations issued or guaranteed by the U.S. government, its agencies or GSEs; (2) investment-grade debt securities

DODGE & COX FUNDS ■ PAGE 21

rated Baa or higher by Moody’s, BBB or higher by S&P or Fitch, or equivalently rated by any NRSRO, including U.S. dollar-denominated foreign issues and issues of supranational agencies; (3) unrated securities if deemed to be of investment-grade quality by Dodge & Cox; and (4) bankers’ acceptances, bank certificates of deposit, repurchase agreements, and commercial paper. At least 65% of the Fund’s total assets will be invested in category (1) securities and in category (2) securities rated in the top three rating categories. The Fund can invest up to 25% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers. The Fund may also buy and sell U.S. Treasury futures. Further information about specific investments is provided under Additional Information on Investments.

Up to 20% of the Fund’s total assets may be invested in preferred stocks, convertible securities, and fixed income instruments not included in categories (1) through (4) above. Debt obligations rated below investment grade, commonly referred to as high-yield or “junk” bonds, may be purchased if they have a minimum rating of B by Moody’s, Fitch, or S&P, are equivalently rated by any NRSRO, or, if unrated, are deemed to be of similar quality by Dodge & Cox. It should be noted that securities rated Baa or BBB or below have speculative characteristics. Securities rated B may yield a higher level of current income than higher-quality securities, but generally have less liquidity, greater credit risk, and more price volatility. An explanation of Moody’s, Fitch’s and S&P’s rating categories is included in Appendix A to the SAI.

The proportion of the Fund’s assets held in the various fixed income securities will be revised as appropriate in light of Dodge & Cox’s appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers, and other factors. In making investment decisions, Dodge & Cox will take many factors into consideration including yield-to-maturity, quality, liquidity, call risk, current yield, and capital appreciation potential.

The Fund attempts to achieve its secondary objective of capital appreciation through such techniques as fundamental research (i.e., seeking a security or group of securities which Dodge & Cox believes to be undervalued) and by making gradual adjustments in the average maturity of the Fund’s portfolio.

The average maturity of the Fund’s portfolio at any given time depends, in part, on Dodge & Cox’s assessment of economic and market conditions and the relative yields of securities in the marketplace and Dodge & Cox’s expectation regarding the future level of inflation and interest rates. Dodge & Cox normally invests in an array of securities with short, intermediate, and long maturities in varying proportions.

Moderate reserves in cash or short-term fixed income securities may be held from time to time as Dodge & Cox may deem advisable. For temporary, defensive purposes, the Fund may invest, without limitation, in U.S. dollar-denominated money market securities. As a result of taking this defensive position, the Fund may not achieve its investment objectives.

In seeking to achieve the objectives of the Fund, Dodge & Cox may purchase securities on a when-issued basis and purchase or sell securities for delayed delivery. The Fund’s investment policies as set forth above may be changed without shareholder approval; however, these policies will not be changed without 60 days’ prior notice to shareholders.

Although there is no restriction on the number of changes in the Fund’s security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2011, 2010, and 2009 were 27%, 28%, and 20%, respectively.) However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses (see Federal Income Taxes). In seeking to achieve the objectives of the Fund, Dodge & Cox may lend the Fund’s portfolio securities.

INVESTMENT RESTRICTIONS

The Funds have adopted certain restrictions designed to achieve diversification of investment and to reduce investment risk. Each Fund may not: (a) with respect to

PAGE 22 ■ DODGE & COX FUNDS

75% of the Fund’s total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, nor acquire more than 10% of the voting securities of any one issuer; (b) concentrate investments of more than 25% of the value of its total assets in any one industry; (c) borrow money, except as permitted under applicable regulations; or (d) make loans, except to the extent permissible under applicable regulations. Restrictions (a) and (b) above do not apply to obligations issued or guaranteed by the U.S. government, its agencies or GSEs, or issues backed or collateralized by such obligations. The investment restrictions described in this paragraph and those investment restrictions identified as fundamental in the SAI may be changed only with the approval of that Fund’s shareholders.

The percentage limitations included in the investment restrictions and elsewhere in this prospectus and SAI apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

Industry classification is based on the Global Industry Classification Standard developed and maintained by Standard & Poor’s and MSCI Barra®. Application of this standard may involve the exercise of discretion by Dodge & Cox. Dodge & Cox reserves the right to change industry classifications or to apply a different recognized standard as it deems appropriate and without seeking shareholder approval.

The Funds are subject to additional investment restrictions which are described in the SAI.

INVESTMENT RISKS

You should understand that all investments involve risks, and there can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that a Fund’s investment objective(s) will be attained. There are further risk factors described elsewhere in this prospectus and in the SAI.

Investments in stocks are subject to market risks that cause their prices to fluctuate over time (i.e., the possibility that stock prices will decline over short or extended periods). Prices of fixed income securities are sensitive to changes in the market level of interest rates.

In general, as interest rates rise, the prices of fixed income securities fall, and conversely, as interest rates fall, the prices of these securities rise. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and fixed income securities markets, the size of a particular offering, the terms and conditions of the obligation (e.g., maturity, coupon, and call features), and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater price volatility than obligations with shorter maturities and lower yields. Furthermore, because yield levels on securities vary with changing interest rates, no specific yield on shares of a Fund can be guaranteed. Since the Dodge & Cox Income Fund and the fixed income portion of the Dodge & Cox Balanced Fund will be invested primarily in investment-grade debt securities, the Funds generally will not yield as high a level of current income as funds that invest primarily in lower-quality debt securities which generally have less liquidity, greater market risk, and greater price volatility.

The value of stocks and fixed income securities may also be affected by credit risk, i.e., changes in the financial condition of, and other events affecting, specific issuers. For example, a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a forward contract, repurchase agreement, or a loan of portfolio securities is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline.

Fixed income securities are also subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher interest rates before their maturity dates. A Fund could lose potential price appreciation and may be forced to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income. Call risk is generally higher for long-term bonds.

In addition, to the extent that the Dodge & Cox Income Fund and the Dodge & Cox Balanced Fund invest in mortgage and asset-backed securities and other securities that have exposure to the mortgage or housing

DODGE & COX FUNDS ■ PAGE 23

markets, the current instability and uncertainty in the market for these securities, as well as in the broader housing market, create additional risk of loss.

In times of political or economic stress or market turmoil, governments and regulators may intervene in markets and take actions that may adversely affect certain industries or specific companies. Government and/or regulatory intervention may reduce the value of debt and equity securities issued by affected companies and may also severely limit the ability to trade those securities.

Fluctuations in the value of the securities in which a Fund invests will cause the Fund’s share price to fluctuate. An investment in the Funds, therefore, may be more suitable for long-term investors who can bear the risk of short and long-term fluctuations in a Fund’s share price.

After purchase by a Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require a sale of such security by a Fund. However, Dodge & Cox will consider such event in its determination of whether the Fund should continue to hold the security.

Non-U.S. securities involve some special risks such as exposure to potentially adverse foreign political and economic developments; market instability; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; foreign taxes that could reduce returns; higher transaction costs and foreign brokerage and custodian fees; inability to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments with respect to foreign investments in foreign courts; possible insolvency of a subcustodian or securities depository; and the risk that fluctuations in foreign exchange rates will decrease the investment’s value (although favorable changes can increase its value). These risk factors are increased when investing in emerging markets.

Dodge & Cox follows a disciplined approach to investing in which investment ideas are considered by investment committees and decisions are applied to all eligible clients (including the Funds and separate account clients) within a particular strategy. This process involves establishment of target allocations and securities position limits that are applied across all relevant client portfolios. As a result, the Funds may have common holdings in certain securities. It is possible that certain investment opportunities that would be available to a smaller mutual fund may not be available to the Funds due to factors related to the size of the Funds. For example, the Funds may not be able to take significant positions in limited investment opportunities or add significantly to existing securities positions. In addition, the Funds may not be able to quickly dispose of certain securities holdings.

DISCLOSURE OF PORTFOLIO HOLDINGS

A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

The Funds provide a complete list of their holdings four times in each fiscal year, as of the end of each quarter. The Funds file the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-SEC-0330 (general SEC number). A list of the Funds’ quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

ADDITIONAL INFORMATION ON INVESTMENTS

Common Stocks (Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Balanced Fund) Common stocks represent shares of ownership in a company. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

PAGE 24 ■ DODGE & COX FUNDS

Preferred Stocks Each Fund may invest in preferred stocks. Generally, a preferred stock has a specified dividend and ranks after bonds but before common stocks in its claim on income for dividend payments and on assets should the issuing company be liquidated.

Convertible Securities Each Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with other features.

Non-U.S. Securities Each Fund may invest in U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. The Dodge & Cox Global Stock Fund and the Dodge & Cox International Stock Fund may also invest in foreign currency-denominated securities of non-U.S. issuers. Such investments increase a portfolio’s diversification and may enhance return, but they also involve some special risks which are described in the SAI. For purposes of this prospectus, non-U.S. (or foreign) issuers are companies or issuers organized outside the United States.

Foreign Currencies — Forward Currency Contracts and Currency Futures (Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund) Many of the Funds’ investments face foreign currency exposure, for example, because they are denominated in foreign currencies. In managing currency exposure, the Funds may enter into forward currency contracts or currency futures contracts. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified currency at a specified future time and at a specified price. Although some futures contracts by their terms call for actual delivery or acceptance of currency, in many cases the contracts are settled with a cash payment without the making or taking of delivery of the specified currency. The use of currency management strategies by the Funds involves transaction costs, and the risk of delivery failure, default by the other party, and inability to close out a position because the trading market becomes illiquid. Even if successful, such strategies may limit potential gains and will not prevent the Fund’s securities from falling in value during foreign market downswings. The Funds could lose money through the use of currency management strategies.

U.S. Government Obligations A portion of each Fund may be invested in obligations issued or guaranteed by the U.S. government, its agencies, or GSEs. Some of the obligations purchased by a Fund are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Small Business Administration, the Maritime Administration, the Farmers Home Administration, and the Department of Veterans Affairs.

While the obligations of many of the agencies of the U.S. government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. government. Some of the agencies are indirectly backed by their right to borrow from the U.S. government, such as the Federal Financing Bank and the U.S. Postal Service. Other agencies and GSEs have historically been supported solely by the credit of the agency or GSE itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations. GSEs include, among others, the Federal Home Loan Banks, the Federal Farm Credit Banks, Freddie Mac, and Fannie Mae. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac into conservatorship and has since increased its support of these two GSEs through substantial capital commitments and enhanced liquidity measures, which include a line of credit. The U.S. Treasury also extended a line of credit to the Federal Home Loan Banks. No assurance can be given that the U.S. government would provide continued support to

DODGE & COX FUNDS ■ PAGE 25

GSEs, and these entities’ securities are neither issued nor guaranteed by the U.S. Treasury.

Furthermore, with respect to the U.S. government securities purchased by a Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of the Fund’s shares. A Fund may invest in these securities if Dodge & Cox believes they offer an expected return commensurate with the risks assumed.

Mortgage Pass-Through Securities (Dodge & Cox Balanced Fund and Dodge & Cox Income Fund) Mortgage pass-through securities are guaranteed by an agency of the U.S. government or GSE, or are issued by a private entity. These securities represent ownership in “pools” of mortgage loans and are called “pass-throughs” because principal and interest payments are passed through to security holders monthly. The security holder may also receive unscheduled principal payments representing prepayments of the underlying mortgage loans. When a Fund reinvests the principal and interest payments, it may receive a rate of interest which is either higher or lower than the rate on the existing mortgage security.

During periods of declining interest rates there is increased likelihood that mortgage securities may be prepaid more quickly than assumed rates. Such prepayment would most likely be reinvested at lower rates. On the other hand, if the pass-through securities had been purchased at a discount, then such prepayment of principal may benefit the portfolio. Conversely, in a rising interest rate environment, mortgage securities may be prepaid at a rate slower than expected. In this case, the current cash flow of the bond generally decreases. A slower prepayment rate effectively lengthens the time period the security will be outstanding and may adversely affect the price and the price volatility of the security.

Collateralized Mortgage Obligations (Dodge & Cox Balanced Fund and Dodge & Cox Income Fund) Collateralized mortgage obligations (CMOs) are private entity-, U.S. government agency-, or GSE-issued multi-class bonds that are collateralized by U.S. government agency- or GSE-guaranteed mortgage pass-through securities. The issuer typically issues multiple classes, or “tranches,” of bonds, the debt service of which is provided by the principal and interest payments from the mortgage pass-through securities in the trust. Each of these tranches is valued and traded separately based on its distinct cash flow characteristics. Dodge & Cox will purchase a tranche with the weighted-average life and cash flow characteristics that it believes will contribute to achieving the objectives of a Fund.

All CMOs purchased by a Fund will be issued or guaranteed by a U.S. government agency or GSE or have a AA or higher rating by either S&P, Fitch, or Moody’s or be equivalently rated by any NRSRO. To qualify for this rating, a CMO is structured so that even under conservative default, prepayment, and reinvestment assumptions, the principal and interest payments from the collateral are expected to meet or exceed the cash flow obligations of all the tranches of the CMO. However, there are risks associated with CMOs which relate to the risks of the underlying mortgage pass-through securities (i.e., an increase or decrease in prepayment rates, resulting from a decrease or increase in mortgage interest rates, will affect the yield, average life, and price of CMOs). In a falling interest rate environment, the mortgage securities may be prepaid faster than the assumed rate. In this scenario, the prepayments of principal will generally be reinvested at a rate which is lower than the rate that the security holder is currently receiving. Conversely, in a rising interest rate environment, the mortgage collateral may be prepaid at a rate which is slower than the assumed rates. In this case, the current cash flow of the bond generally decreases. A reduced prepayment rate effectively lengthens the average life of the security and may adversely affect the price and price volatility of the security.

Municipal Bonds (Dodge & Cox Balanced Fund and Dodge & Cox Income Fund) Municipal bonds are debt securities issued by state or local governments and their agencies, authorities, and other government-sponsored enterprises. Municipal bonds are subject to the additional risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

PAGE 26 ■ DODGE & COX FUNDS

U.S. Treasury Futures (Dodge & Cox Balanced Fund and Dodge & Cox Income Fund) A U.S. Treasury futures contract (“Treasury futures contract”) involves an obligation to purchase or sell Treasury securities at a future date (which may be many months from the date of the contract) at a price set at the time of the contract. These contracts are standardized, are traded through a national (or foreign) exchange, and are cleared through an affiliate of the exchange that acts as the buyer to every seller and the seller to every buyer.

A sale of a Treasury futures contract creates an obligation by the Fund, as seller, to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by the Fund, as purchaser, to take delivery of an amount of securities at a specified future time at a specific price. The Fund may sell a Treasury futures contract if it anticipates that interest rates for particular Treasury maturities will rise, as a hedge against the decline in the value of the Fund’s securities. If it anticipates that interest rates will fall, the Fund may purchase Treasury futures contracts to increase exposure to interest rates.

A Fund may enter into Treasury futures contracts for a variety of purposes in connection with the management of the interest rate exposure of its portfolio.

Additional information about the Funds’ investment policies and risks is contained in the SAI.

DODGE & COX FUNDS ■ PAGE 27

HOW TO PURCHASE SHARES

If the Fund’s transfer agent, Boston Financial Data Services, Inc. (Boston Financial Data Services), or an authorized agent or sub-agent, receives your request in good order before the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. Eastern time (ET)), your transactions will be priced at that day’s net asset value per share (NAV). If your request is received after 4 p.m., it will be priced at the next business day’s NAV. The Funds are offered on a no-load basis. You do not pay sales charges or 12b-1 distribution fees.

	TO OPEN AND MAINTAIN AN ACCOUNT	TO ADD TO AN ACCOUNT

BY MAIL

Regular Mail:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, MA 02266-8422

Express, Certified or
Registered Mail:

Dodge & Cox Funds

c/o Boston Financial Data Services 30 Dan Road

Canton, MA 02021-2809

Minimum Investment*

$2,500 (regular account);

$1,000 (IRAs)

Complete and sign the Account Application or IRA Application.
Call 800-621-3979 or visit the Funds’ website at www.dodgeandcox.com to obtain the appropriate forms.

Minimum Investment* $100 Mail your check with an Invest-By-Mail form detached from your statement.

Make your check payable to Dodge & Cox Funds. All checks must be made in U.S. dollars and drawn on U.S. banks.

Important note: The Funds will not accept third party checks (checks not made payable to Dodge & Cox Funds), traveler’s checks, starter checks, or money orders.

BY INTERNET www.dodgeandcox.com	Visit the Funds’ website at www.dodgeandcox.com and click on “Account Access.” Current shareholders can log in to “Account Access” to open an account or exchange shares from an existing Dodge & Cox Fund account to a new account with the same registration. New shareholders should visit “Invest with Us” to open an account.	Visit the Funds’ website at www.dodgeandcox.com and click on “Account Access” to make subsequent investments directly from your pre- established bank account or exchange from another Dodge & Cox Fund account with the same registration.

Important note: Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone or Internet transactions. This option will become effective approximately 15 business days after the Account Application is received by Boston Financial Data Services. The price paid for shares of a Fund will be the next determined NAV after Boston Financial Data Services receives your investment instructions. Your order may be canceled if payment is not received by the third business day after your order is placed.

* The Funds reserve the right to waive minimum investment amounts for certain financial intermediaries that use the Funds as part of an asset allocation program or for certain retirement plans.

PAGE 28 ■ DODGE & COX FUNDS

HOW TO PURCHASE SHARES (continued)

	TO OPEN AND MAINTAIN AN ACCOUNT	TO ADD TO AN ACCOUNT
BY TELEPHONE (800) 621-3979 Client Services Business Hours: Monday–Friday 8 a.m.–8 p.m. ET	Current shareholders may call Client Services to open an account or exchange shares from an existing Dodge & Cox Fund account to a new account with the same registration.	Current shareholders may call Client Services to make subsequent investments directly from your pre-established bank account or exchange from another Dodge & Cox Fund account with the same registration.
BY WIRE Wire to: State Street Bank and Trust Company Boston, MA ABA 0110 0002 8 Deposit DDA 9905-351-4 FFC Dodge & Cox (Fund Name) Fund Fund # / Account # Account Registration	Prior to making an initial investment by wire, a completed Account Application or IRA Application must have been received by the Fund. Once an account number has been assigned, call
	800-621-3979 to notify the Fund of your incoming wire transaction.	Call Client Services at 800-621-3979 during business hours to notify the Funds of your incoming wire transaction.
AUTOMATICALLY	The Funds offer ways to invest automatically. Call Client Services at 800-621-3979 or visit the Funds’ website at www.dodgeandcox.com and request or download the Account Options Form or IRA Options Form to establish this service. See Automatic Investment Plan.

Important note: If you buy Fund shares through a registered broker/dealer, financial institution, or investment adviser, the broker/dealer, financial institution, or adviser may charge you a service fee.

Telephone conversations may be recorded or monitored for verification, recordkeeping, and quality-assurance purposes.

Certain institutional investors may be eligible to establish pre-authorized fax transaction privileges.

DODGE & COX FUNDS ■ PAGE 29

Important Information About Purchases To help the government prevent the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Funds, to obtain, verify, and record information that identifies each person who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. For your account to be in good order, the Funds must obtain the following information:

■	Name;
■	Date of birth (for individuals);
■	Physical residential address (post office boxes are still permitted for mailing); and
■	Social Security Number, Taxpayer Identification Number, or other identifying number.

Following receipt of your information, the Funds are required to verify your identity. You may be asked to provide certain other documentation (such as a driver’s license or a passport) in order to verify your identity. Additional information may be required to open accounts for corporations and other non-natural persons.

The USA PATRIOT Act prohibits the Funds and other financial institutions from opening accounts unless the minimum identifying information listed above is received and the Funds can verify your identity. If the Funds are unable to verify your identity, the Funds are required to not open your account, close your account, or take other steps the Funds deem reasonable.

All purchases are subject to acceptance by a Fund, and the price of the shares will be the NAV which is next computed after receipt by Boston Financial Data Services,

or other authorized agent or sub-agent, of the purchase in proper form (see Pricing of Shares). If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses (including a $20 fee) incurred by a Fund or Boston Financial Data Services, and a Fund can redeem shares you own in this or another identically registered Dodge & Cox Fund account as reimbursement. The Funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. All purchases will be invested in full and fractional shares, and you will receive a confirmation statement.

The Funds do not offer their shares for sale outside of the United States.

If you fail to furnish a Fund with your correct and certified Social Security or Taxpayer Identification Number, the Fund may be required to withhold federal income tax (backup withholding) from dividends, capital gain distributions, and redemptions.

The Funds and their agents reserve the right to accept initial purchases by telephone; to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud); to freeze any account and temporarily suspend services on the account when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.

HOW TO REDEEM OR EXCHANGE SHARES

You may withdraw any part of your account by selling shares. The sale price of your shares will be the Fund’s next-determined NAV after Boston Financial Data Services or an authorized agent or sub-agent receives all required documents in good order.

Good order means that the request includes:

■	Fund name and account number;
■	Amount of the transaction in dollars or shares; (if redemption is requested by internet or mail, the amount of the transaction may be stated in percentage terms);
■	Signatures of all owners exactly as registered on the account (for written requests);
■	Medallion Signature Guarantee, if required (see Medallion Signature Guarantees);

PAGE 30 ■ DODGE & COX FUNDS

■	Any certificates you are holding for the account; and
■	Any supporting legal documentation that may be required.
■

Note: for corporate/institutional accounts only, the required signature(s) must be either (1) Medallion-guaranteed and clearly indicate the capacity of the signer to act for the corporation or institution or (2) that of an authorized signatory named on a certified corporate resolution dated within the last six months (or a certified corporate resolution and letter of indemnity) that accompanies the request or is on file with Boston Financial Data Services.

Sale or exchange requests received after the close of trading on the NYSE (generally 4 p.m. ET) are processed at the next business day’s NAV. No interest will accrue on amounts represented by uncashed redemption checks.

The Funds reserve the right to close any account in which the balance falls below the minimum initial investment.

ACCOUNT TYPE
BY INTERNET www.dodgeandcox.com

Direct Individual Accounts (Except IRAs)

Visit the Funds’ website at www.dodgeandcox.com and click on “Account Access” to sell or exchange shares. You can exchange shares from a Fund to open an account in another Fund or to add to an existing account with an identical registration.

IRAs

You may not redeem shares from an IRA via the Internet. You can exchange shares from a Fund to open an IRA in another Fund or to add to an existing account with an identical registration.

BY TELEPHONE (800) 621-3979 Client Services Business Hours: Monday–Friday 8 a.m.–8 p.m. ET

All Types

Call Client Services during business hours to sell or exchange shares. You can exchange shares from a Fund to open an account in another Fund or to add to an existing account with an identical registration.

BY MAIL

Regular Mail:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, MA 02266-8422

Express, Certified or Registered Mail:

Dodge & Cox Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

All Types Except IRAs

Send a letter of instruction signed by all registered account holders. Include the Fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the Fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, or taxpayer identification number), you must provide Boston Financial Data Services with written instructions that include the Medallion guaranteed signatures of all current account owners. See Medallion Signature Guarantees and Change in Account Registration and Transfer of Shares.

IRAs

To make a distribution from your IRA, call Client Services or visit the Funds’ website at www.dodgeandcox.com and request or download an IRA Distribution Request Form.

DODGE & COX FUNDS ■ PAGE 31

AUTOMATICALLY	The Funds offer ways to sell shares automatically. Call Client Services at 800-621-3979 or visit the Funds’ website at www.dodgeandcox.com and request or download the Account Options Form or IRA Distribution Request Form to establish this service. See Systematic Withdrawal Plan.

Redemption Payments May be Made by Check, Wire, or ACH

By Check Checks will be made payable to you and will be sent to your address of record. If the proceeds of the redemption are requested to be sent to other than the address of record or if the address of record has been changed within 30 days of the redemption request, the request must be in writing with your signature(s) Medallion guaranteed.

By Wire The Fund will wire redemption proceeds only to the bank account designated on the Account Application or in written instructions—with Medallion signature guarantee—received with the redemption order.

By ACH Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application. There is a $100 minimum per ACH transfer. ACH transfers for IRAs are available only for Systematic Withdrawal Plans.

Medallion Signature Guarantees You will need to have your signature Medallion guaranteed in certain situations, such as:

■	Written requests to wire redemption proceeds (if not previously authorized on the Account Application).
■	Sending redemption proceeds to any person, address, or bank account not on record.
■	Transferring redemption proceeds to a Dodge & Cox Fund account with a different registration (name/ownership) from yours.

A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in a Medallion program will not be accepted. A notary public cannot provide Medallion Signature Guarantees.

Redemptions-in-kind The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by a Fund and valued as they are for purposes of computing a Fund’s NAV. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Funds have elected, however, to be governed by Rule 18f-1 under the Investment Company Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder of record during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

IRAs Redemption requests for Traditional IRAs must include instructions regarding federal income tax withholding. Unless you have elected otherwise, your redemptions will be subject to income tax withholding. State withholding may also apply.

Important Information About Redemptions Under certain circumstances, Boston Financial Data Services may require additional documents, including stock powers with signatures Medallion guaranteed, trust instruments, death certificates, appointments as executor, and certificates of corporate authority. If certificates have been issued for any of the shares to be redeemed, such certificates must be delivered to Boston Financial Data Services. For any questions regarding documentation or signature requirements for trusts, estates, corporations, etc., please call Client Services (800-621-3979).

The redemption price will be the NAV which is next computed after receipt of a redemption request in good order (see Pricing of Shares) by Boston Financial Data Services or other authorized agent or sub-agent. The redemption price may be more or less than your cost, depending upon the market value of a Fund’s investments at the time of redemption.

PAGE 32 ■ DODGE & COX FUNDS

If, subsequent to placing a redemption order, market fluctuations cause the value of your account to fall below the requested redemption amount, your entire account will be redeemed.

Redemption payments are made as soon as practicable, generally within two business days, but no later than the seventh day after the effective date for redemption, or within such shorter period as may legally be required. If shares are redeemed within two weeks of purchase, a Fund may delay payment of the redemption proceeds until your purchase check or ACH purchase has cleared, which may take up to 15 days. There is no such delay when shares being redeemed were purchased by wiring Federal funds. The Funds may suspend your redemption right or postpone payment at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

Exchanging Shares An exchange is treated as a redemption and a purchase; therefore, you may realize a taxable gain or loss. You should read the current prospectus of the Fund into which the exchange is being made.

There is a $1,000 minimum for all exchanges. If a new account is being opened by exchange, the minimum investment requirements must be met. After the exchange, the account from which the exchange is made must have a remaining balance of at least $2,500 ($1,000 for an IRA) in order to remain open. The Funds reserve the right to terminate or materially modify the exchange privilege upon 60 days’ advance notice to shareholders.

Telephone and Internet Transactions By using telephone or Internet purchase, redemption, and/or exchange options, you agree to hold the Funds, Dodge & Cox, Boston Financial Data Services, and each of their respective directors, trustees, officers, employees, and agents harmless from any losses, expenses, costs, or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to decline these options. For any questions regarding telephone or Internet transactions please call Client Services (800-621-3979). If a Fund does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the Fund may be liable for losses due to unauthorized or fraudulent instructions. If you are unable to reach a Fund by telephone or via the Internet because of technical difficulties, market conditions, or a natural disaster, you should make purchase, redemption, and exchange requests by regular or express mail. If an account has multiple owners, a Fund may rely on the instructions of any one account owner. You should note that purchase and sales orders will not be canceled or modified once received in good order.

TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

You may purchase or sell Fund shares through a Financial Intermediary, which may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Financial Intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Financial Intermediary may be the shareholder of record of your shares. The Funds, Dodge & Cox, Boston Financial Data Services, and each of their respective directors, trustees, officers, employees, and agents are not responsible for the failure of any Financial Intermediary to carry out its obligations to its customers.

Payments to Financial Intermediaries Dodge & Cox, at its expense without additional cost to the Funds or their shareholders, currently provides additional compensation to certain Financial Intermediaries. These payments may be made, at the discretion of Dodge & Cox, to Financial Intermediaries for shareholder recordkeeping or other administrative services provided to eligible defined contribution employee benefit plans holding the Funds. The level of payments made to a qualifying Financial Intermediary in any given year will equal approximately 0.10% of the market value of the Stock, Global Stock, International Stock, and Balanced Fund accounts serviced by the Financial Intermediary (0.08% of the market value of Income Fund accounts). A number of factors will be considered in determining whether compensation should be paid to a Financial Intermediary, including the qualifying Financial Intermediary’s willingness to enter into an Administrative Service Agreement (or equivalent), the recordkeeping, reporting, or other services to be provided, and the quality

DODGE & COX FUNDS ■ PAGE 33

of the relationship with the Funds. Dodge & Cox makes these payments to help defray the costs incurred by qualifying Financial Intermediaries in connection with efforts to maintain employee benefit plan accounts for participants in a cost efficient manner; however, Dodge & Cox does not audit the Financial Intermediaries to verify the extent or nature of services provided. Dodge & Cox will, on a periodic basis, determine the advisability of continuing these payments. These payments may be more or less than the payments received by Financial Intermediaries with respect to other mutual funds and may influence your Financial Intermediary to make available a Fund over other mutual funds. You should ask your Financial Intermediary about these differing and divergent interests and how it is compensated for administering your Fund investment.

EXCESSIVE TRADING LIMITATIONS

The Funds are intended for long-term investment purposes and not for market timing or excessive short-term trading (excessive trading). The Funds’ Board of Trustees has approved policies and procedures designed to detect and deter excessive trading in the Funds.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, a Fund may consider that you have violated the excessive trading policy if it determines:

■	You sell or exchange shares within a short period of time after the shares were purchased;
■	You enter into a series of transactions that is indicative of an excessive trading pattern or strategy; or
■	The Fund reasonably believes that you have engaged in such practices in connection with other mutual funds.

Certain transactions are exempt from the excessive trading policy:

■	Shares purchased through reinvested distributions (dividends and capital gains);
■	Shares purchased through an automatic investment plan;
■	Shares sold through a systematic withdrawal plan;
■	Scheduled retirement plan contributions;
■	Required distributions from individual retirement accounts (IRA), pension or other retirement plans, and charitable organizations or endowments;
■	IRA transfers of assets, Roth IRA conversions, or IRA recharacterizations; and
■	Shares purchased through certain “fund of funds”.

Excessive trading may present risks to you or to a Fund in which you are a shareholder, including:

■	Negative impact on a Fund’s performance;
■	Dilution in the value of a Fund’s shares;
■	Interference with the efficient management of a Fund’s portfolio, such as the need to maintain undesirably large cash positions or to buy or sell securities it otherwise would not have bought or sold;
■	Losses on the sale of investments resulting from the need to sell securities at less favorable prices;
■	Increased taxable gains to a Fund’s remaining shareholders resulting from the need to sell securities to meet redemption requests; and
■	Increased brokerage and administrative costs.

These risks may be greater for the Dodge & Cox Global Stock Fund and the Dodge & Cox International Stock Fund because these Funds invest in non-U.S. securities, which are believed to be more susceptible to pricing inefficiencies and time zone arbitrage. Time zone arbitrage may occur because of time zone differences between the foreign markets on which the Funds’ non-U.S. portfolio securities trade and the time as of which the Funds’ NAV is calculated. For example, traders engaging in time zone arbitrage may seek to exploit changes in value of the Funds’ portfolio securities that result from events occurring after foreign market prices are established, but before calculation of the Funds’ NAV. Arbitrageurs who are successful may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value. The Funds have pricing and valuation procedures that are intended to reduce the potential for dilution and other adverse effects that can result from pricing inefficiencies. Although the Funds’ excessive trading policy and pricing and valuation procedures are designed to prevent time zone arbitrage, there can be no assurances that such policies and procedures will be completely effective. See Pricing of Shares.

PAGE 34 ■ DODGE & COX FUNDS

Trade Activity Monitoring The Funds monitor selected trades on a daily basis. Trade activity monitoring may include:

■	Reviewing accounts where a purchase and sale occurs within a short period of time;
■	Reviewing transaction amount thresholds; and
■	Making comparisons against the Funds’ “known offenders” database which contains information about investors who have violated the excessive trading policy.

If the Funds determine that an investor has violated the excessive trading policy, the Funds will temporarily or permanently restrict the account from subsequent purchases (including purchases by exchange). In determining whether to take such actions, the Funds seek to act in a manner that is consistent with the best interests of Fund shareholders.

Whether or not the excessive trading policy has been violated, the Funds may determine from the amount, frequency, or pattern of purchases and redemptions that a shareholder is engaged in excessive trading that is or could be detrimental to a Fund and its shareholders and that trading restrictions are warranted. The Funds may consider the trading history of accounts under common ownership or control for the purpose of enforcing the excessive trading policy. If a Fund believes that the excessive trading may be for legitimate purposes, the Fund may permit the investor to justify the activity. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund.

The Funds or an authorized agent or sub-agent may reject any purchase order (including exchange purchases) by any investor or group of investors indefinitely, with or without prior notice to the investor, for any reason, including, in particular, purchases that they believe are attributable to excessive traders or are otherwise excessive or potentially disruptive to a Fund. Such purchase orders may be revoked or cancelled by a Fund on the next business day after receipt of the order.

The implementation of the Funds’ excessive trading policy involves judgments that are inherently subjective and involve some selectivity in their application. The

Funds, however, seek to make judgments that are consistent with the interests of the Funds’ shareholders. No matter how the Funds define excessive trading, other purchases and sales of Fund shares may have adverse effects on the management of a Fund’s portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying excessive trading and the volume of Fund shareholder transactions, there can be no guarantee that the Funds will be able to identify violations of the excessive trading policy or to reduce or eliminate all detrimental effects of excessive trading.

Financial Intermediaries In general, it is the Funds’ expectation that each Financial Intermediary will enforce either the Funds’ or its own excessive trading policy. As a general matter, the Funds do not directly monitor the trading activity of beneficial owners of the Funds’ shares who hold those shares through third-party 401(k) and other group retirement plans and other omnibus arrangements maintained by Financial Intermediaries. Although the Funds have entered into information sharing agreements with Financial Intermediaries, which give the Funds the ability to request information regarding the trading activity of beneficial owners and to prohibit further purchases by beneficial owners who violate the Funds’ excessive trading policy, the ability of the Funds to monitor, detect, and curtail excessive trading through Financial Intermediaries’ accounts may be limited, and there is no guarantee that the Funds will be able to identify shareholders who may have violated the Funds’ excessive trading policy. Depending on the portion of Fund shares held through such Financial Intermediaries, excessive trading through Financial Intermediaries could adversely affect Fund shareholders. Fund shareholders who invest through Financial Intermediaries should contact the Financial Intermediary regarding its excessive trading policies, which may impose different standards and consequences for excessive trading.

OTHER TRANSACTION INFORMATION

Change in Account Registration and Transfer of Shares Changes in account registrations, such as changing the name(s) on your account or transferring shares to another person or legal entity, must be submitted in writing and

DODGE & COX FUNDS ■ PAGE 35

may require a Medallion signature guarantee. If, subsequent to making a transfer request, market fluctuations cause the value of your account to fall below the requested transfer amount, your entire account will be transferred. Please call Client Services at 800-621-3979 or visit the Funds’ website at www.dodgeandcox.com and request or download the Change of Registration Form, the Gift of Shares Form, or the Inheritance Form to effect this change.

Undeliverable and Uncashed Checks and Dormant Accounts If the U.S. Post Office cannot deliver your dividend, capital gains, or redemption check, or if your check remains uncashed for at least six months, the Fund reserves the right to reinvest your check in your account at the NAV on the day of the reinvestment. The Fund will also reinvest all subsequent dividend and capital gains distributions in shares of the Fund. Interest will not accrue on amounts represented by uncashed checks. A Fund may be required to transfer your account to the state of record if the account is deemed abandoned under the state’s abandoned property law.

PRICING OF SHARES

The share price (net asset value per share or NAV) for a Fund is calculated as of the close of trading on the NYSE (generally 4 p.m. ET) each day the NYSE is open for business. The NAV is calculated by dividing Fund net assets (i.e. total assets minus total liabilities) by the number of shares outstanding. For purposes of determining the NAV, security transactions are normally recorded one business day after the trade date.

If a Fund, or its authorized agent or sub-agent, receives your request in good order by the close of trading on the NYSE (generally 4 p.m. ET), your transactions will be priced at that day’s NAV. If your request is received after 4 p.m., it will be priced at the next business day’s NAV.

A Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET.

Some securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Funds do not compute their prices. This could cause the value of a Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares.

Each Fund values equity securities based on market quotations. Independent pricing services are used for valuing fixed income securities. If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Funds’ Board of Trustees. A Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis for quantifying a resulting change in value. Because trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in securities indices, specific security prices, and exchange rates in foreign markets. Fair value pricing is intended to reduce potential dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of “stale” prices, pricing inefficiencies, or otherwise inaccurate prices.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s present value. When fair value pricing is employed, the prices of

PAGE 36 ■ DODGE & COX FUNDS

securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that a Fund could obtain for a security if it were to dispose of that security at the time of pricing.

INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Income dividends and capital gain distributions are reinvested in additional Fund shares in your account unless you select another option on your Account Application. The advantage of reinvesting arises from compounding; that is, you receive income dividends and capital gain distributions on an increasing number of shares. Income dividends and capital gains distributions not reinvested are paid by check or transmitted to your bank account electronically using the ACH network.

Important tax note: A Fund’s income dividends and capital gains distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal and state income tax.

Income Dividends Dodge & Cox Stock, Balanced, and Income Funds declare and pay net investment income dividends (if any) quarterly in March, June, September, and December. Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund declare and pay dividends (if any) annually in December.

Capital Gain Distributions A capital gain or loss is the difference between the purchase and sale price of a security. If a Fund has net capital gains for the period January through October, those gains are usually declared and paid in December. If a Fund has additional net capital gains for the period November through December, those additional gains are usually declared and paid in March (for the Stock, Balanced, and Income Funds) or December (for the International and Global Funds) of the following year.

Buying a Distribution: Unless you are investing through a tax-deferred retirement account (such as an IRA or 401(k) plan), it may not be to your advantage to buy shares of a Fund shortly before the Fund makes a distribution. This is known as “buying a distribution.” Buying a distribution can cost you money in taxes as you will receive, in the form of a taxable distribution, a portion of the money you just invested. To avoid buying a distribution, check the Fund’s distribution schedule (which can be found at www.dodgeandcox.com or by calling 800-621-3979) before you invest.

In February, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you during the previous year. This information will also be reported to the IRS.

FEDERAL INCOME TAXES

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should consult your own tax adviser for advice about the particular federal, state, and local or foreign tax consequences to you of investing in a Fund.

Taxes and Income Dividends and Capital Gains Distributions Each Fund will distribute substantially all of its income and capital gains to its shareholders every year.

In general, if your Fund shares are held in a taxable account, you will be taxed on dividends you receive from a Fund, regardless of whether they are paid to you in cash or reinvested in additional Fund shares. If a Fund declares a dividend in October, November, or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

Under current law, which is scheduled to expire after 2012, a portion of the income dividends paid to you by a Fund may be qualified dividends subject to a maximum tax rate of 15% for individuals (0% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions currently qualify for

DODGE & COX FUNDS ■ PAGE 37

the 15% tax rate (0% for individuals in the 10% and 15% federal rate brackets). Rates on long-term capital gains are currently scheduled to increase after 2012.

If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

Each Fund you invest in will send you a tax report each year. The report will tell you which dividends must be treated as taxable ordinary income, qualified dividends, or long-term capital gains.

Part of Dodge & Cox Stock, Global Stock, International Stock, and Balanced Funds’ income dividends may be eligible for the 70% deduction for dividends received by corporations. Foreign taxes paid by either Dodge & Cox Global Stock Fund or Dodge & Cox International Stock Fund on its investments may, subject to certain limitations, be passed through to you as a foreign tax credit, assuming the Fund satisfies certain requirements. State taxation of distributions to shareholders varies from state to state.

As with all mutual funds, a Fund may be required to withhold U.S. federal income (currently at a rate of 28%) on all taxable distributions payable to you if you fail to provide a Fund with your correct taxpayer identification number or to make required certifications, or if you or a Fund have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Cost Basis and Taxes on Sales (Redemptions) and Exchanges If your shares are held in a taxable account, you will generally have a taxable capital gain or loss if you sell your Fund shares or exchange them for shares of a different Fund. The amount of the gain or loss and the rate of tax will depend primarily upon how much you paid for the shares (your “cost basis”), how much you sold them for, and how long you held them.

Your total cost basis is generally the original amount paid for Fund shares, plus the value of reinvested dividends and capital gains distributions. If you acquire

Fund shares on or after January 1, 2012, generally referred to as “covered shares,” and subsequently sell or exchange those shares, the Fund is required to report cost basis information to you and to the IRS. Unless you specify an alternate cost basis method, the Funds will default to the average cost method when calculating cost basis. If you hold Fund shares in an account held by a broker/dealer, financial institution, or investment adviser, that firm may select a different default method. In those cases, please contact the firm holding your account to obtain information with respect to the cost basis calculation methods available for your account.

Additional information about cost basis reporting is available at dodgeandcox.com/costbasis.

FUND ORGANIZATION AND MANAGEMENT

Fund Organization Dodge & Cox Funds, a Delaware statutory trust, is a family of five no-load mutual funds. Dodge & Cox Balanced Fund was established in 1931; Dodge & Cox Stock Fund in 1965; Dodge & Cox Income Fund in 1989; Dodge & Cox International Stock Fund in 2001; and Dodge & Cox Global Stock Fund in 2008.

Investment Manager Dodge & Cox, a California corporation, has served as investment manager to the Funds and their predecessors since inception. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930. Dodge & Cox is located at 555 California Street, 40th Floor, San Francisco, California 94104.

Dodge & Cox’s activities are devoted to investment research and the supervision of investment accounts for individuals and institutions. Dodge & Cox Stock Fund and Dodge & Cox Balanced Fund each pay Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund. Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund each pay Dodge & Cox a management fee which is payable monthly at the annual rate of 0.60% of the average daily net asset value of the Fund. Dodge & Cox Income Fund pays Dodge & Cox a management fee which is payable monthly at the annual

PAGE 38 ■ DODGE & COX FUNDS

rate of 0.50% of the average daily net asset value of the Fund up to $100 million and 0.40% of the average daily net asset value of the Fund in excess of $100 million.

A discussion regarding the basis for the Board of Trustees approving the Funds’ Investment Management Agreements is available in each Fund’s Annual Report, which covers the 12-month period ending December 31 each year.

INVESTMENT COMMITTEES

INVESTMENT POLICY COMMITTEE

The Dodge & Cox Stock Fund’s investments and the stock portion of the Dodge & Cox Balanced Fund are managed by Dodge & Cox’s Investment Policy Committee (IPC), and in general no one IPC member is primarily responsible for making investment recommendations for the Stock and Balanced Funds. IPC is also responsible for determining the asset allocation of the Dodge & Cox Balanced Fund. IPC consists of the following nine members:

Committee Member	Position(s) with Funds	Business Experience During the Past Five Years	Years with Dodge & Cox
John A. Gunn	Trustee	Chairman Emeritus (since 2011), Chairman (2007-2011), Chief Executive Officer (2007-2010), and Director of Dodge & Cox; Portfolio Manager and member of IPC, Global Investment Policy Committee (GIPC) (since 2008), International Investment Policy Committee (IIPC), and Fixed Income Investment Policy Committee (FIIPC) (until 2008)	40
Kenneth E. Olivier	Chairman, President, and Trustee	Chairman (since 2011), Chief Executive Officer (since 2010), President (2005-2011), and Director of Dodge & Cox; Portfolio Manager and member of IPC	33
Charles F. Pohl	Senior Vice President	Co-President (since 2011), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	28
C. Bryan Cameron	Vice President	Senior Vice President (since 2011) and Vice President (until 2011) of Dodge & Cox; Director of Research, Portfolio Manager, Investment Analyst, and member of IPC and IIPC	29
Diana S. Strandberg	Senior Vice President	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), and IIPC	24
David C. Hoeft	Vice President	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Associate Director of Research (since 2009), Portfolio Manager, Investment Analyst, and member of IPC	19
Gregory R. Serrurier	Vice President	Senior Vice President (since 2011) and Vice President (until 2011) of Dodge & Cox; Portfolio Manager and member of IPC and IIPC	28
Wendell W. Birkhofer	Vice President	Vice President of Dodge & Cox; Portfolio Manager and member of IPC	25
Steven C. Voorhis	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of IPC and GIPC (since 2008)	16

DODGE & COX FUNDS ■ PAGE 39

GLOBAL INVESTMENT POLICY COMMITTEE

The Dodge & Cox Global Stock Fund’s investments are managed by Dodge & Cox’s Global Investment Policy Committee (GIPC), and in general no one GIPC member is primarily responsible for making investment recommendations for the Fund. GIPC consists of the following seven members:

Committee Member	Position(s) with Funds	Business Experience During the Past Five Years	Years with Dodge & Cox
John A. Gunn	Trustee	Chairman Emeritus (since 2011), Chairman (2007-2011), Chief Executive Officer (2007-2010), and Director of Dodge & Cox; Portfolio Manager and member of IPC, GIPC (since 2008), IIPC, and FIIPC (until 2008)	40
Charles F. Pohl	Senior Vice President	Co-President (since 2011), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	28
Diana S. Strandberg	Senior Vice President	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), and IIPC	24
Steven C. Voorhis	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of IPC and GIPC (since 2008)	16
Karol Marcin	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of GIPC (since 2008)	12
Lily S. Beischer	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of GIPC (since 2008)	11
Roger G. Kuo	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of IIPC and GIPC (since 2010)	14

PAGE 40 ■ DODGE & COX FUNDS

INTERNATIONAL INVESTMENT POLICY COMMITTEE

The Dodge & Cox International Stock Fund’s investments are managed by Dodge & Cox’s International Investment Policy Committee (IIPC), and in general no one IIPC member is primarily responsible for making investment recommendations for the Fund. IIPC consists of the following nine members:

Committee Member	Position(s) with Funds	Business Experience During the Past Five Years	Years with Dodge & Cox
John A. Gunn	Trustee	Chairman Emeritus (since 2011), Chairman (2007-2011), Chief Executive Officer (2007-2010), and Director of Dodge & Cox; Portfolio Manager and member of IPC, GIPC (since 2008), IIPC, and FIIPC (until 2008)	40
Charles F. Pohl	Senior Vice President	Co-President (since 2011), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	28
Diana S. Strandberg	Senior Vice President	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), and IIPC	24
C. Bryan Cameron	Vice President	Senior Vice President (since 2011) and Vice President (until 2011) of Dodge & Cox; Director of Research, Portfolio Manager, Investment Analyst, and member of IPC and IIPC	29
Gregory R. Serrurier	Vice President	Senior Vice President (since 2011) and Vice President (until 2011) of Dodge & Cox; Portfolio Manager and member of IPC and IIPC	28
Mario C. DiPrisco	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of IIPC	14
Roger G. Kuo	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of IIPC and GIPC (since 2010)	14
Keiko Horkan	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of IIPC (since 2007)	12
Richard T. Callister	Vice President	Vice President (since 2007) of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of IIPC (since 2012)	10

DODGE & COX FUNDS ■ PAGE 41

FIXED INCOME INVESTMENT POLICY COMMITTEE

The Dodge & Cox Income Fund’s investments and the fixed income portion of the Dodge & Cox Balanced Fund are managed by Dodge & Cox’s Fixed Income Investment Policy Committee (FIIPC), and in general no one FIIPC member is primarily responsible for making investment recommendations for the Balanced and Income Funds. FIIPC consists of the following ten members:

Committee Member	Position(s) with Funds	Business Experience During the Past Five Years	Years with Dodge & Cox
Dana M. Emery	Senior Vice President and Trustee	Co-President (since 2011), Executive Vice President (until 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of FIIPC	29
Charles F. Pohl	Senior Vice President	Co-President (since 2011), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	28
Thomas S. Dugan	Vice President	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Associate Director of Fixed Income (since 2009), Portfolio Manager, Investment Analyst, and member of FIIPC	18
Robert B. Thompson	Vice President	Vice President of Dodge & Cox; Portfolio Manager, and member of FIIPC	20
Kent E. Radspinner	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of FIIPC	16
Larissa K. Roesch	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of FIIPC	15
James H. Dignan	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of FIIPC	13
Anthony J. Brekke	Vice President	Vice President (since 2008) of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of FIIPC (since 2008)	9
Adam S. Rubinson	Vice President	Vice President (since 2007) of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of FIIPC (since 2010)	10
Lucinda I. Johns	Vice President	Vice President (since 2009) of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of FIIPC (since 2012)	8

The SAI provides additional information about the Dodge & Cox investment committee members’ compensation, other accounts managed by the members, and the members’ ownership of securities in the Funds.

PAGE 42 ■ DODGE & COX FUNDS

Code of Ethics Dodge & Cox has adopted a Code of Ethics that restricts personal investing practices by its employees. Employees with access to information (access persons) about the purchase or sale of securities in a Fund’s portfolio may engage in personal securities transactions, including securities purchased or held by the Funds. However, the Code of Ethics requires, among other provisions, that access persons obtain approval before executing certain personal trades. The Code of Ethics is designed to place the interests of the Funds’ shareholders before the interests of the people who manage the Funds. The Code of Ethics is on file with the SEC.

PORTFOLIO TRANSACTIONS

Orders for a Fund’s portfolio securities transactions are placed by Dodge & Cox, which seeks to obtain best execution, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have provided investment research, statistical, and other related services for the benefit of a Fund and/or accounts over which Dodge & Cox exercises investment and brokerage discretion. The Funds do not consider Dodge & Cox as having an obligation to obtain the most favorable price or commission rate to the exclusion of service and qualitative considerations.

EXPENSES

In addition to Dodge & Cox’s management fee, each Fund pays other direct expenses, including custody and accounting, transfer agent, insurance, audit, and tax services, preparing and printing prospectuses and reports sent to shareholders, registration, proxy and shareholder meetings (if any), membership dues for trade associations, legal services including Independent Legal Counsel to the Independent Trustees of the Funds, and trustees fees. In 2011, the ratios of total operating expenses to average net assets of Dodge & Cox Stock Fund, Global Stock Fund, International Stock Fund, Balanced Fund, and Income Fund were 0.52%, 0.66%, 0.64%, 0.53%, and 0.43%, respectively. Dodge & Cox furnishes personnel and other facilities necessary for the operation of the Funds for which it receives no additional compensation.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, P.O. Box 8422, Boston, MA 02266-8422 (800-621-3979), and its global custody network act as custodian of all cash and securities of the Funds and receives and disburses cash and securities for the account of the Funds. Boston Financial Data Services, P.O. Box 8422, Boston, MA 02266-8422 (800-621-3979), acts as transfer and dividend disbursing agent for the Funds.

DODGE & COX FUNDS ■ PAGE 43

INVESTMENT INFORMATION AND SHAREHOLDER SERVICES

STATEMENTS AND REPORTS	As a shareholder of the Fund you will receive the following statements and reports:
Confirmation Statement	Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction, except purchases through the Automatic Investment Plan and dividend and capital gain distributions, which will be confirmed only on your account statement.
Account Statement	Mailed quarterly; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year. You should contact Client Services immediately regarding any errors or discrepancies on the statement confirming your transaction(s). The statement will be deemed correct if we do not hear from you within 90 days.
Fund Financial Reports	Mailed in February and August.
Tax Statements	Generally mailed by mid-February; reports previous year’s dividend distributions, proceeds from the sale of shares, and distributions from IRAs.

The Funds offer you the following services: (call Client Services at 800-621-3979, write, or visit the Funds’ website at www.dodgeandcox.com for forms and additional information.)

Electronic Delivery of Reports and Prospectus Your Fund reports and the Funds’ prospectus can be delivered to you electronically, if you prefer. If you are a registered user of www.dodgeandcox.com, you can consent to the electronic delivery of Fund reports by logging on and changing your mailing preference. You can revoke your electronic consent at any time, and we will send paper copies of Fund reports within 30 days of receiving your notice.

Telephone Services The Funds provide toll-free access (800-621-3979) to Fund and account information 24 hours a day, seven days a week. The system provides total returns, share prices, and price changes for the Funds and gives you account balances and history (e.g., last transaction, latest dividend distribution). For certain account types, you can purchase, redeem, and exchange Fund shares.

Web Access Information on the Funds is available at www.dodgeandcox.com.

On the site you can:

■	Open a new account;
■	View your account balances and recent transactions;
■	View or download your account statements, confirmation statements, and tax forms;
■	Purchase, redeem, and exchange Fund shares;
■	Learn more about Dodge & Cox’s approach to investing;
■	Review the objectives, strategies, characteristics, and risks of the Funds;
■	Review the Funds’ daily NAVs and performance;
■	Download or order the Funds’ prospectus and Account Applications, shareholder reports, IRA information, and other forms; and
■	Sign up for electronic delivery of the Funds’ prospectus, shareholder reports, proxy materials, account statements, and tax forms.

Automatic Investment Plan You may make regular monthly, quarterly, semi-annual, or annual investments of $100 or more through automatic deductions from your bank account.

Systematic Withdrawal Plan If you own $10,000 or more of a Fund’s shares, you may receive regular monthly, quarterly, semi-annual, or annual payments of $50 or more. Shares will be redeemed automatically at NAV to make the withdrawal payments.

Individual Retirement Account (IRA) If you have earned income or are entitled to certain distributions from eligible retirement plans, you may make or authorize contributions to your own Individual Retirement Account. The Funds have traditional IRA and Roth IRA Plans available for shareholders of the Funds.

PAGE 44 ■ DODGE & COX FUNDS

Important Note: The services described may not be available through some retirement plans or accounts held by Financial Intermediaries. If you are investing in such a manner, you should contact your plan administrator/trustee or Financial Intermediaries about what services are available and with questions about your account.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (before taxes, and assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report, which is available upon request and on the Funds’ website at www.dodgeandcox.com.

DODGE & COX STOCK FUND	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$107.76	$96.14	$74.37	$138.26	$153.46
Income from investment operations:
Net investment income	1.76	1.23	1.15	1.91	2.30
Net realized and unrealized gain (loss)	–6.13	11.62	21.82	–59.83	–1.90

Total from investment operations	–4.37	12.85	22.97	–57.92	0.40

Distributions to shareholders from:
Net investment income	–1.75	–1.23	–1.20	–1.84	–2.34
Net realized gain	—	—	—	–4.13	–13.26

Total distributions	–1.75	–1.23	–1.20	–5.97	–15.60

Net asset value, end of year	$101.64	$107.76	$96.14	$74.37	$138.26

Total return	–4.08%	13.48%	31.27%	–43.31%	0.14%
Ratios/supplemental data:
Net assets, end of year (millions)	$36,562	$43,038	$39,991	$32,721	$63,291
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.62%	1.25%	1.42%	1.75%	1.44%
Portfolio turnover rate	16%	12%	18%	31%	27%

DODGE & COX FUNDS ■ PAGE 45

DODGE & COX GLOBAL STOCK FUND	Year Ended December 31,			May 1, 2008 (inception) through December 31, 2008
	2011	2010	2009
Net asset value, beginning of period	$8.90	$7.91	$5.34	$10.00
Income from investment operations:
Net investment income	0.16	0.08	0.06	0.04
Net realized and unrealized gain (loss)	–1.18	0.99	2.57	–4.66

Total from investment operations	–1.02	1.07	2.63	–4.62

Distributions to shareholders from:
Net investment income	–0.15	–0.08	–0.06	–0.04
Net realized gain	–0.05	—	—	—

Total distributions	–0.20	–0.08	–0.06	–0.04

Net asset value, end of period	$7.68	$8.90	$7.91	$5.34

Total return	–11.39%	13.51%	49.18%	–46.21%
Ratios/supplemental data:
Net assets, end of period (millions)	$1,875	$1,817	$914	$468
Ratio of expenses to average net assets	0.66%	0.69%	0.74%	0.87	%*
Ratio of net investment income to average net assets	1.94%	1.19%	1.09%	1.39	%*
Portfolio turnover rate	19%	14%	20%	10%
*	Annualized

DODGE & COX INTERNATIONAL STOCK FUND	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$35.71	$31.85	$21.90	$46.02	$43.66
Income from investment operations:
Net investment income	0.78	0.51	0.41	0.97	1.25
Net realized and unrealized gain (loss)	–6.49	3.85	9.98	–22.57	3.87

Total from investment operations	–5.71	4.36	10.39	–21.60	5.12

Distributions to shareholders from:
Net investment income	–0.76	–0.50	–0.44	–0.94	–1.26
Net realized gain	—	—	—	–1.58	–1.50

Total distributions	–0.76	–0.50	–0.44	–2.52	–2.76

Net asset value, end of year	$29.24	$35.71	$31.85	$21.90	$46.02

Total return	–15.97%	13.69%	47.46%	–46.68%	11.71%
Ratios/supplemental data:
Net assets, end of year (millions)	$35,924	$43,406	$36,748	$25,020	$53,479
Ratio of expenses to average net assets	0.64%	0.65%	0.65%	0.64%	0.65%
Ratio of net investment income to average net assets	2.23%	1.58%	1.58%	2.37%	3.11%
Portfolio turnover rate	16%	15%	21%	35%	16%

PAGE 46 ■ DODGE & COX FUNDS

DODGE & COX BALANCED FUND	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$70.22	$64.03	$51.26	$81.00	$87.08
Income from investment operations:
Net investment income	1.62	1.41	1.46	1.99	2.35
Net realized and unrealized gain (loss)	–2.77	6.30	12.82	–28.44	–0.78

Total from investment operations	–1.15	7.71	14.28	–26.45	1.57

Distributions to shareholders from:
Net investment income	–1.62	–1.52	–1.51	–1.95	–2.37
Net realized gain	—	—	—	–1.34	–5.28

Total distributions	–1.62	–1.52	–1.51	–3.29	–7.65

Net asset value, end of year	$67.45	$70.22	$64.03	$51.26	$81.00

Total return	–1.66%	12.23%	28.37%	–33.57%	1.74%
Ratios/supplemental data:
Net assets, end of year (millions)	$12,220	$14,849	$15,448	$14,676	$26,932
Ratio of expenses to average net assets	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	2.26%	2.13%	2.61%	2.85%	2.59%
Portfolio turnover rate	19%	12%	19%	27%	27%

DODGE & COX INCOME FUND	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$13.23	$12.96	$11.79	$12.51	$12.57
Income from investment operations:
Net investment income	0.55	0.57	0.65	0.68	0.63
Net realized and unrealized gain (loss)	0.07	0.35	1.20	–0.72	–0.05

Total from investment operations	0.62	0.92	1.85	–0.04	0.58

Distributions to shareholders from:
Net investment income	–0.55	–0.65	–0.68	–0.68	–0.64
Net realized gain	—	—	—	—	—

Total distributions	–0.55	–0.65	–0.68	–0.68	–0.64

Net asset value, end of year	$13.30	$13.23	$12.96	$11.79	$12.51

Total return	4.76%	7.17%	16.05%	–0.29%	4.68%
Ratios/supplemental data:
Net assets, end of year (millions)	$24,051	$22,381	$19,254	$13,808	$15,932
Ratio of expenses to average net assets	0.43%	0.43%	0.43%	0.43%	0.44%
Ratio of net investment income to average net assets	4.12%	4.26%	5.29%	5.40%	5.07%
Portfolio turnover rate	27%	28%	20%	24%	27%

DODGE & COX FUNDS ■ PAGE 47

TRUSTEES

Kenneth E. Olivier, Chairman, President, and Trustee

Chairman and Chief Executive Officer, Dodge & Cox

Dana M. Emery, Senior Vice President and Trustee

Co-President, Dodge & Cox

John A. Gunn, Trustee

Chairman Emeritus, Dodge & Cox

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Partner, Arnold & Porter LLP

Ann Mather, Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary of Pixar Studios

Robert B. Morris III, Trustee

Former Partner and Managing Director of Global Research at Goldman Sachs & Co.

John B. Taylor, Trustee

Professor of Economics, Stanford University, Senior Fellow, Hoover Institution and former Under Secretary for International Affairs, United States Treasury

PAGE 48 ■ DODGE & COX FUNDS

DODGE & COX FUNDS®

FOR MORE INFORMATION

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODE OF ETHICS

The SAI provides more detailed information about the Funds and is incorporated by reference into (and thus is legally a part of) this prospectus. The Code of Ethics describes the personal investing policies adopted by the Funds and Dodge & Cox.

You can get free copies of reports and the SAI, request other information, and discuss your questions about the Funds by contacting the Funds at:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, MA 02266-8422

Telephone: 800-621-3979

Internet: www.dodgeandcox.com

The Funds’ reports, SAI and Code of Ethics are available at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC (202-942-8090) or on the EDGAR database on the SEC’s internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Funds’ Investment Company Act file no. 811-173